Putnam VT Large Cap Value Fund
The fund's portfolio
3/31/23 (Unaudited)

COMMON STOCKS (96.9%)(a)
	Shares	Value
Aerospace and defense (3.2%)
Northrop Grumman Corp.	54,271	$25,058,006
Raytheon Technologies Corp.	252,722	24,749,065

		49,807,071
Automobiles (1.5%)
General Motors Co.	629,549	23,091,857

		23,091,857
Banks (6.8%)
Bank of America Corp.	1,233,554	35,279,644
Citigroup, Inc.	646,343	30,307,023
JPMorgan Chase & Co.	120,786	15,739,624
KeyCorp	176,859	2,214,275
PNC Financial Services Group, Inc. (The)	170,872	21,717,831

		105,258,397
Beverages (2.1%)
Coca-Cola Co. (The)	259,875	16,120,046
Keurig Dr Pepper, Inc.	476,344	16,805,416

		32,925,462
Biotechnology (3.7%)
AbbVie, Inc.	112,974	18,004,666
Regeneron Pharmaceuticals, Inc.(NON)	48,563	39,902,760

		57,907,426
Building products (1.2%)
Johnson Controls International PLC	304,899	18,361,018

		18,361,018
Capital markets (3.9%)
Charles Schwab Corp. (The)	347,754	18,215,355
Goldman Sachs Group, Inc. (The)	101,870	33,322,696
State Street Corp.	120,800	9,143,352

		60,681,403
Chemicals (4.7%)
Corteva, Inc.	390,922	23,576,506
DuPont de Nemours, Inc.	266,108	19,098,571
Eastman Chemical Co.	142,862	12,048,981
PPG Industries, Inc.	137,298	18,340,267

		73,064,325
Construction materials (1.1%)
CRH PLC (Ireland)	352,304	17,804,799

		17,804,799
Consumer finance (0.8%)
Capital One Financial Corp.	135,769	13,055,547

		13,055,547
Consumer staples distribution and retail (4.3%)
BJ's Wholesale Club Holdings, Inc.(NON)	108,005	8,215,940
Target Corp.	96,056	15,909,755
Walmart, Inc.	291,752	43,018,832

		67,144,527
Containers and packaging (0.7%)
Ball Corp.	201,960	11,130,016

		11,130,016
Electric utilities (3.5%)
Constellation Energy Corp.	202,765	15,917,053
Exelon Corp.	448,040	18,768,396
NRG Energy, Inc.	557,670	19,122,504

		53,807,953
Electronic equipment, instruments, and components (0.6%)
Vontier Corp.	334,960	9,157,806

		9,157,806
Financial services (0.9%)
Apollo Global Management, Inc.	222,924	14,079,880

		14,079,880
Ground transportation (1.2%)
Union Pacific Corp.	90,776	18,269,578

		18,269,578
Health care equipment and supplies (1.3%)
Abbott Laboratories	202,542	20,509,403

		20,509,403
Health care providers and services (4.7%)
Cigna Corp.	83,612	21,365,374
Elevance Health, Inc.	45,648	20,989,407
McKesson Corp.	86,199	30,691,154

		73,045,935
Hotels, restaurants, and leisure (1.1%)
Hilton Worldwide Holdings, Inc.	118,392	16,677,881

		16,677,881
Household durables (2.0%)
PulteGroup, Inc.	524,832	30,587,209

		30,587,209
Household products (1.4%)
Procter & Gamble Co. (The)	142,093	21,127,808

		21,127,808
Industrial conglomerates (1.2%)
Honeywell International, Inc.	101,031	19,309,045

		19,309,045
Insurance (3.2%)
American International Group, Inc.	298,497	15,032,309
Assured Guaranty, Ltd.	284,225	14,287,991
AXA SA (France)	691,079	21,131,004

		50,451,304
Interactive media and services (4.1%)
Meta Platforms, Inc. Class A(NON)	299,357	63,445,724

		63,445,724
Life sciences tools and services (2.4%)
Danaher Corp.	48,213	12,151,605
Thermo Fisher Scientific, Inc.	43,975	25,345,871

		37,497,476
Machinery (1.3%)
Ingersoll Rand, Inc.	334,821	19,479,886

		19,479,886
Media (1.9%)
Charter Communications, Inc. Class A(NON)	45,135	16,140,727
Comcast Corp. Class A	359,298	13,620,987

		29,761,714
Metals and mining (2.1%)
Freeport-McMoRan, Inc. (Indonesia)	783,876	32,068,367

		32,068,367
Multi-utilities (1.5%)
Ameren Corp.	268,913	23,231,394

		23,231,394
Office REITs (0.5%)
Vornado Realty Trust(R)(S)	499,049	7,670,383

		7,670,383
Oil, gas, and consumable fuels (8.4%)
ConocoPhillips	266,707	26,460,001
Exxon Mobil Corp.	508,629	55,776,256
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	863,226	24,815,000
Valero Energy Corp.	166,880	23,296,448

		130,347,705
Passenger airlines (1.0%)
Southwest Airlines Co.	462,134	15,037,840

		15,037,840
Pharmaceuticals (4.7%)
AstraZeneca PLC ADR (United Kingdom)	391,184	27,152,081
Merck & Co., Inc.	300,424	31,962,109
Sanofi (France)	134,278	14,623,162

		73,737,352
Semiconductors and semiconductor equipment (2.8%)
NXP Semiconductors NV	50,445	9,406,731
Qualcomm, Inc.	264,397	33,731,769

		43,138,500
Software (5.5%)
Microsoft Corp.	169,552	48,881,842
Oracle Corp.	385,641	35,833,762

		84,715,604
Specialized REITs (2.0%)
American Tower Corp.(R)	50,288	10,275,850
Gaming and Leisure Properties, Inc.(R)	387,876	20,192,825

		30,468,675
Specialty retail (1.5%)
O'Reilly Automotive, Inc.(NON)	27,782	23,586,362

		23,586,362
Trading companies and distributors (1.3%)
United Rentals, Inc.	50,582	20,018,332

		20,018,332
Wireless telecommunication services (0.8%)
T-Mobile US, Inc.(NON)	88,388	12,802,118

		12,802,118

Total common stocks (cost $1,065,688,317)		$1,504,263,082

CONVERTIBLE PREFERRED STOCKS (1.3%)(a)
	Shares	Value
Danaher Corp. 5.00% cv. pfd.(S)	6,266	$7,972,767
T-Mobile US, Inc. 144A 5.25% cv. pfd.(NON)	10,000	11,627,500

Total convertible preferred stocks (cost $16,646,395)		$19,600,267

SHORT-TERM INVESTMENTS (2.8%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 5.03%(AFF)	Shares	10,757,784	$10,757,784
Putnam Short Term Investment Fund Class P 4.88%(AFF)	Shares	30,279,639	30,279,639
U.S. Treasury Bills 4.477%, 5/23/23(SEGSF)		$2,600,000	2,583,430
U.S. Treasury Bills 4.507%, 5/11/23(SEGSF)		300,000	298,528

Total short-term investments (cost $43,919,492)			$43,919,381
TOTAL INVESTMENTS

Total investments (cost $1,126,254,204)			$1,567,782,730

	FORWARD CURRENCY CONTRACTS at 3/31/23 (aggregate face value $96,181,890) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/21/23	$2,553,503	$2,475,365	$(78,138)
		Euro	Sell	6/21/23	3,790,090	3,712,661	(77,429)
	Barclays Bank PLC
		British Pound	Sell	6/21/23	16,407,136	15,906,492	(500,644)
	Goldman Sachs International
		British Pound	Sell	6/21/23	16,017,834	15,524,635	(493,199)
		Euro	Sell	6/21/23	2,218,828	2,173,086	(45,742)
	HSBC Bank USA, National Association
		British Pound	Sell	6/21/23	5,941,084	5,758,755	(182,329)
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/21/23	2,249,872	2,220,245	(29,627)
	Morgan Stanley & Co. International PLC
		Euro	Sell	6/21/23	16,821,706	16,449,777	(371,929)
	State Street Bank and Trust Co.
		British Pound	Sell	6/21/23	9,148,036	8,866,702	(281,334)
		Euro	Sell	6/21/23	8,536,553	8,359,775	(176,778)
	UBS AG
		Euro	Sell	6/21/23	14,929,764	14,623,389	(306,375)
	WestPac Banking Corp.
		British Pound	Sell	6/21/23	114,530	111,008	(3,522)

	Unrealized appreciation						—

	Unrealized (depreciation)						(2,547,046)

	Total						$(2,547,046)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2023 through March 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,552,942,147.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$23,050,283	$68,648,068	$80,940,567	$261,125	$10,757,784
	Putnam Short Term Investment Fund**	83,862,645	13,665,951	67,248,957	593,633	30,279,639

	Total Short-term investments	$106,912,928	$82,314,019	$148,189,524	$854,758	$41,037,423
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $10,757,784 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $10,725,717.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,663,249.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $2,547,046 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,663,249 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$106,009,556	$—	$—
Consumer discretionary	93,943,309	—	—
Consumer staples	121,197,797	—	—
Energy	105,532,705	24,815,000	—
Financials	222,395,527	21,131,004	—
Health care	248,074,430	14,623,162	—
Industrials	160,282,770	—	—
Information technology	137,011,910	—	—
Materials	116,262,708	17,804,799	—
Real estate	38,139,058	—	—
Utilities	77,039,347	—	—

Total common stocks	1,425,889,117	78,373,965	—
Convertible preferred stocks	—	19,600,267	—
Short-term investments	—	43,919,381	—

Totals by level	$1,425,889,117	$141,893,613	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,547,046)	$—

Totals by level	$—	$(2,547,046)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$103,000,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com